Fees Summary	Jan. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 169,737,074.20
Previously Paid Amount	139.00
Total Fee Amount	23,440.70
Total Offset Amount	0
Net Fee	$ 23,301.70